UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2005

Date of reporting period:    October 31, 2005


ITEM 1.   REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN(R)
       Investment Research and Management

ANNUAL REPORT
--------------------------------------------------------------------------------

       AllianceBernstein Bond Fund
       Quality Bond Portfolio

                                              ----------------------------
                                                Annual Report

                                                        October 31, 2005
                                              ----------------------------

                           Investment Products Offered
                         -----------------------------
                            o  Are Not FDIC Insured
                            o  May Lose Value
                            o  Are Not Bank Guaranteed
                         -----------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

December 19, 2005

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Bond Fund Quality Bond Portfolio (the "Portfolio") for the annual reporting period ended October 31, 2005.

Investment Objective and Policies

This open-end Portfolio seeks high current income consistent with preservation of capital by investing in investment-grade fixed income securities. Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in bonds and other debt securities. The Portfolio invests in readily marketable securities that do not involve undue risk of capital.

Investment Results

The table on page 4 shows the Portfolio's performance compared to its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which is a standard measure of the performance of a basket of unmanaged debt securities, for the six- and 12-month periods ended October 31, 2005.

The Fund's Class A Shares underperformed the benchmark, the LB U.S. Aggregate Index, for the 12-month period and outperformed for the six-month period ended October 31, 2005. The Fund's shorter-than-benchmark duration, with an underweight focused on the two- to five-year area of the yield curve, contributed positively to performance for both the six- and 12-month periods; corporate security selection detracted modestly, as did an underweight in agency debt. U.S. interest rates, particularly in the short and intermediate area of the yield curve, rose as the Federal Reserve tightened monetary policy at a measured pace.

Market Review and Investment Strategy

Investment-grade fixed-income returns were moderate during the annual reporting period, reflecting generally higher interest rates, a significant flattening of the yield curve and modest spread movement in the non-Treasury sectors. The U.S. Treasury market, as measured by the Lehman Brothers Treasury Index, posted a modest return of 0.88% for the reporting period, held back by the headwinds of continued rate increases by the Federal Reserve. Since June 2004, the Federal Reserve has raised the Fed Funds benchmark rate 12 times for a total of 300 basis points, bringing the Fed Funds target from its all-time low of 1% to 4%. With rates rising, Treasury Inflation-Protected Securities (TIPS) outperformed conventional Treasuries at 1.68%, according to the Lehman Brothers 1-10 Year TIPS Index. Non-U.S. dollar government bonds also outperformed as global bond yields remained stable or actually declined. Hedged global bonds ex-U.S. returned 5.63%, according to the Lehman Brothers Global ex-U.S. Treasury Index, significantly outperforming their U.S. counterparts.

Corporate securities returned a meager 0.41% for the annual period, according to Lehman Brothers. From March through May 2005, spreads widened dramatically as investors re-


--------------------------------------------------------------------------------
                          ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 1
duced risk in response to the uncertainty surrounding the downgrade of General Motors (GM) and Ford Motor Company to "junk". From May through September 2005, spreads recovered half of the ground lost from the GM/Ford dislocation as investors once again focused on the healthy fundamental background. Technicals turned more balanced at the end of the period as investors, concerned by the recent GM/Ford events, took a more sober view of valuations. Throughout the 12-month period ended October 31, 2005, leveraged buyout activity, both real and rumored, threatened individual credits, causing spreads on those issues to widen.

Asset backed securities and collateralized mortgage backed securities (CMBS) also posted modest returns of 1.08% and 0.34%, respectively. Mortgage pass-through securities returned a healthy 1.75%, benefiting from relatively low volatility and strong foreign demand.

During the reporting period, the Fund remained positioned for U.S. interest rates to rise. Accordingly, the Fund's overall duration was kept shorter than that of its benchmark. The Fund was underweight in short and intermediate maturities to help protect against the negative effect of rising short-term interest rates. As a further buffer against rising U.S. interest rates, a portion of the Fund was invested in hedged non-U.S. government bonds and TIPS. The Fund's underweight positions in U.S. Treasuries and agencies were maintained while moderate overweight positions in CMBS were held. Lastly, exposure to investment-grade credit was reduced to a modest underweight during the period.


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Historical Performance
--------------------------------------------------------------------------------

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit AllianceBernstein Bond Fund Quality Bond Portfolio expenses on an annual basis to 0.98%, 1.68%, 1.68%, 0.68%, 1.18%, 0.93% and 0.68% of the average daily net assets of Class A, Class, B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers extend through the Portfolio's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Portfolio's expenses would have been higher and its performance would have been lower than that shown.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio normally invests all of its assets in securities that are rated at least BBB by Standard & Poor's (or Baa2 by Moody's Investors Service) or, if unrated, are of comparable quality. The Portfolio may invest in convertible debt securities, preferred stock and dividend-paying stocks, U.S. government obligations, and foreign fixed-income securities. The Portfolio may invest a portion of its assets in foreign securities, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Portfolio invests principally in bonds and other fixed-income securities, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the prospectus.

(Historical Performance continued on next page)


--------------------------------------------------------------------------------
                          ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 3

                                                          Historical Performance
--------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)

                                                           ---------------------
                                                                  Returns
THE PORTFOLIO VS. ITS BENCHMARK                            ---------------------
PERIODS ENDED OCTOBER 31, 2005                             6 Months   12 Months
--------------------------------------------------------------------------------
AllianceBernstein Bond Fund Quality Bond Portfolio
   Class A                                                    0.20%      0.90%
--------------------------------------------------------------------------------
   Class B                                                   -0.05%      0.30%
--------------------------------------------------------------------------------
   Class C                                                   -0.15%      0.30%
--------------------------------------------------------------------------------
   Advisor Class                                              0.35%      1.20%
--------------------------------------------------------------------------------
   Class R                                                    0.11%      0.81%
--------------------------------------------------------------------------------
   Class K**                                                  0.23%      0.82%*
--------------------------------------------------------------------------------
   Class I**                                                  0.34%      0.97%*
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index                          0.15%      1.13%
--------------------------------------------------------------------------------

*     Since Inception. The Class K and Class I share inception date is 3/1/05.

** Please note that this is a new share class offering for investors purchasing shares through institutionalt pension plans. The inception date for Class R shares is 11/3/03; the inception date for Class K and Class I shares is 3/1/05.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
7/1/99* TO 10/31/05
                            AllianceBernstein
                                Bond Fund
                         Quality Bond Portfolio    Lehman Brothers U.S.
                                 Class A             Aggregate Index
      7/1/99*                    $ 9,575                $ 10,000
      10/31/1999                   9,682                  10,122
      10/31/2000                  10,325                  10,861
      10/31/2001                  11,723                  12,442
      10/31/2002                  12,136                  13,175
      10/31/2003                  12,687                  13,821
      10/31/2004                  13,278                  14,585
      10/31/2005                  13,397                  14,750

*     Since inception of the Portfolio's Class A shares on 7/1/99.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Fund Quality Bond Portfolio Class A shares (from 7/1/99* to 10/31/05) as compared to the performance of the Fund's benchmark, the Lehman Brothers U.S. Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Historical Performance
--------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                NAV Returns               SEC Returns
Class A Shares
1 Year                              0.90%                    -3.36%
5 Years                             5.35%                     4.44%
Since Inception*                    5.45%                     4.73%
SEC Yield**                         3.70%
Class B Shares
1 Year                              0.30%                    -2.62%
5 Years                             4.65%                     4.65%
Since Inception*                    4.75%                     4.75%
SEC Yield **                        3.18%
Class C Shares
1 Year                              0.30%                    -0.67%
5 Years                             4.63%                     4.63%
Since Inception*                    4.70%                     4.70%
SEC Yield**                         3.18%
Advisor Class Shares
1 Year                              1.20%
5 Years                             5.66%
Since Inception*                    5.69%
SEC Yield **                        4.18%
Class R Shares+
1 Year                              0.81%
Since Inception*                    2.71%
SEC Yield**                         3.67%
Class K Shares+
Since Inception*                    0.82%
SEC Yield**                         3.92%
Class I Shares+
Since Inception*                    0.97%
SEC Yield**                         4.17%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2005)
--------------------------------------------------------------------------------
Class A Shares
1 Year                                                       -1.80%
5 Years                                                       4.72%
Since Inception*                                              4.94%
Class B Shares
1 Year                                                       -1.12%
5 Years                                                       4.91%
Since Inception*                                              4.96%
Class C Shares
1 Year                                                        0.96%
5 Years                                                       4.91%
Since Inception*                                              4.91%

* Inception dates: 7/1/99 for Class A, Class B and Class C shares; 10/10/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

** SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2005.

+ Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for these share classes is listed above.

See Historical Performance disclosures on page 3.


--------------------------------------------------------------------------------
                          ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 5

                                                                   Fund Expenses
--------------------------------------------------------------------------------

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

               Beginning                 Ending
             Account Value            Account Value           Expenses Paid
              May 1, 2005            October 31,2005         During Period*
         ---------------------   -----------------------  ----------------------
         Actual   Hypothetical   Actual   Hypothetical**  Actual   Hypothetical
         ------   ------------  --------- --------------  ------   -------------
Class A  $1,000     $  1,000    $1,002.00  $  1,020.27    $ 4.95      $  4.99
--------------------------------------------------------------------------------
Class B  $1,000     $  1,000    $  999.47  $  1,016.74    $ 8.47      $  8.54
--------------------------------------------------------------------------------
Class C  $1,000     $  1,000    $  998.48  $  1,016.74    $ 8.46      $  8.54
--------------------------------------------------------------------------------
Advisor
  Class  $1,000     $  1,000    $1,003.52  $  1,021.78    $ 3.43      $  3.47
--------------------------------------------------------------------------------
Class R  $1,000     $  1,000    $1,001.07  $  1,019.26    $ 5.95      $  6.01
--------------------------------------------------------------------------------
Class K  $1,000     $  1,000    $1,002.34  $  1,020.52    $ 4.69      $  4.74
--------------------------------------------------------------------------------
Class I  $1,000     $  1,000    $1,003.38  $  1,021.98    $ 3.23      $  3.26
--------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 0.98%, 1.68%, 1.68%, 0.68%, 1.18%, 0.93% and 0.64%, respectively, multiplied by the average account value over the period, multiply by the number of days in the period/365.

**    Assumes 5% return before expenses.


--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Portfolio Summary
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY
October 31, 2005

PORTFOLIO STATISTICS
Net Assets ($mil): $142.7

SECURITY TYPE BREAKDOWN*

[THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

45.4% U.S. Government & Government Sponsored Agency Obligations
22.0% Corporate Debt Obligations
 7.0% Commercial Mortgage Backed Securities
 3.7% Asset Backed Securities
 1.3% Sovereign Debt Obligations
 0.8% Collateralized Mortgage Obligations

19.8% Short-Term

o All data are as of October 31, 2005. The Portfolio's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


--------------------------------------------------------------------------------
                          ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 7

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2005

                                               Principal
                                                  Amount
                                                   (000)        U.S. $ Value
-----------------------------------------------------------------------------

U.S. GOVERNMENT & GOVERNMENT
   SPONSORED AGENCY
   OBLIGATIONS - 53.7%
Federal National Mortgage
   Association - 33.2%
   3.875%, 11/17/08(a)......................   $   1,367      $    1,333,645
   4.50%, TBA...............................       4,475           4,326,766
   5.00%, TBA...............................       4,525           4,462,781
   5.50%, 12/01/16-2/01/35(a)...............      15,710          15,618,682
   5.50%, TBA...............................       8,720           8,600,100
   6.00%, 2/01/17-9/01/35(a)................       7,382           7,463,427
   6.50%, TBA...............................       5,490           5,634,113
                                                              --------------
                                                                  47,439,514
                                                              --------------
U.S. Treasury Notes - 13.3%
   1.625%, 1/15/15(a).......................       2,124           2,060,019
   2.00%, 7/15/14(a)*.......................       3,332           3,340,267
   3.875%, 7/31/07-9/15/10(a)...............       3,605           3,571,698
   4.25%, 10/31/07-8/15/15(a)...............      10,100           9,999,950
                                                              --------------
                                                                  18,971,934
                                                              --------------
U.S. Treasury Bond - 3.9%
   5.375%, 2/15/31(a)*......................       5,064           5,522,925
                                                              --------------
Federal Home Loan Mortgage Corp. - 3.3%
   4.50%, 9/01/35(a)........................         816             761,360
   4.50%, TBA...............................       2,260           2,108,862
   6.00%, 6/01/20-3/01/35(a)................       1,854           1,874,921
                                                              --------------
                                                                   4,745,143
                                                              --------------

Total U.S. Government & Government

   Sponsored Agency Obligations
   (cost $77,683,063).......................                      76,679,516
                                                              --------------

CORPORATE DEBT OBLIGATIONS - 26.0%
Aerospace & Defense - 0.3%
Raytheon Co.
   6.75%, 8/15/07(a)........................         211             217,114
Textron, Inc.
   6.375%, 11/15/08(a)......................         160             166,455
                                                              --------------
                                                                     383,569
                                                              --------------
Automotive - 0.4%
Daimlerchrysler North America Holdings Corp.
   4.875%, 6/15/10(a).......................         137             132,837
Ford Motor Credit Co.
   7.375%, 2/01/11(a).......................         416             390,706
                                                              --------------
                                                                     523,543
                                                              --------------
Banking - 2.9%
Bank of America Corp.
   4.50%, 8/01/10(a)........................         649             634,924


--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Portfolio of Investments
--------------------------------------------------------------------------------

                                               Principal
                                                  Amount
                                                   (000)        U.S. $ Value
-----------------------------------------------------------------------------

Barclays Bank Plc pfd. (United Kingdom)
   8.55%, 9/29/49(a)(b).....................   $     339      $      391,939
J.P. Morgan Chase & Co.
   6.75%, 2/01/11(a)........................         465             497,222
Mizuho Financial Group (Cayman Islands)
   8.375%, 12/29/49(a)......................         376             402,320
RBS Capital Trust III pfd.
   5.512%, 9/29/49(a).......................         358             351,884
Sumitomo Mitsui Banking Corp. (Japan)
   5.625%, 7/29/49(a)(b)....................         107             104,656
Suntrust Bank
   3.99%, 6/02/09(a)........................         209             209,308
The Huntington National Bank
   4.375%, 1/15/10(a).......................         183             178,366
UFJ Bank, Ltd.
   7.40%, 6/15/11(a)........................         100             109,529
UFJ Finance Aruba AEC (Aruba)
   6.75%, 7/15/13(a)........................         372             402,572
Washington Mutual, Inc.
   4.00%, 1/15/09(a)........................         400             386,706
Wells Fargo & Co.
   4.20%, 1/15/10(a)........................         457             444,314
                                                              --------------
                                                                   4,113,740
                                                              --------------
Broadcasting/Media - 1.1%
British Sky Broadcasting Finance plc
   (United Kingdom)
   5.625%, 10/15/15(a)(b)...................         270             265,876
British Sky Broadcasting Group plc
   (United Kingdom)
   6.875%, 2/23/09(a).......................          86              90,322
News America, Inc.
   6.55%, 3/15/33(a)........................         337             337,550
Time Warner Entertainment Co. LP
   8.375%, 3/15/23(a).......................         405             476,040
Time Warner, Inc.
   6.875%, 5/01/12(a).......................         200             214,072
WPP Finance Corp. (United Kingdom)
   5.875%, 6/15/14(a).......................         149             152,168
                                                              --------------
                                                                   1,536,028
                                                              --------------
Building/Real Estate - 0.3%
EOP Operating L.P.
   6.763%, 6/15/07(a).......................         124             127,132
iStar Financial, Inc.
   5.15%, 3/01/12(a)........................         146             139,951
Simon Property Group L.P.
   6.375%, 11/15/07(a)......................         185             189,603
                                                              --------------
                                                                     456,686
                                                              --------------


--------------------------------------------------------------------------------
                          ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 9

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                               Principal
                                                  Amount
                                                   (000)        U.S. $ Value
-----------------------------------------------------------------------------

Cable - 0.9%
AT&T Broadband Corp.
   9.455%, 11/15/22(a)......................   $     229      $      297,373
Comcast Cable Communication, Inc.
   6.875%, 6/15/09(a).......................         287             301,996
Comcast Corp.
   5.30%, 1/15/14(a)........................         242             235,260
   5.50%, 3/15/11(a)........................         313             313,309
Cox Communications, Inc.
   4.625%, 6/01/13(a).......................         153             142,065
                                                              --------------
                                                                   1,290,003
                                                              --------------
Chemicals - 0.2%
ProLogis
   7.05%, 7/15/06(a)........................         130             131,563
The Lubrizol Corp.
   4.625%, 10/01/09(a)......................         150             146,201
                                                              --------------
                                                                     277,764
                                                              --------------
Communications - 1.5%
British Telecommunications Plc
  (United Kingdom)
   8.375%, 12/15/10(a)......................         524             597,428
Deutsche Telekom International Finance BV
   (Netherlands)
   8.50%, 6/15/10(a)........................         190             212,027
Sprint Capital Corp.
   8.375%, 3/15/12(a).......................         626             722,273
Telecom Italia Capital (Italy)
   4.00%, 1/15/10(a)........................         575             546,585
                                                              --------------
                                                                   2,078,313
                                                              --------------
Communications - Mobile - 1.3%
AT&T Wireless Services, Inc.
   8.75%, 3/01/31(a)........................         271             353,398
Cingular Wireless LLC
   5.625%, 12/15/06(a)......................         316             318,831
New Cingular Wireless Services, Inc.
   7.35%, 3/01/06(a)........................         190             191,648
   7.875%, 3/01/11(a).......................         575             643,815
Telus Corp. (Canada)
   7.50%, 6/01/07(a)........................         316             328,136
                                                              --------------
                                                                   1,835,828
                                                              --------------
Conglomerate/Miscellaneous - 0.2%
Hutchison Whampoa International, Ltd.
   (Cayman Islands)
   7.45%, 11/24/33(a)(b)....................         316             350,750
                                                              --------------
Consumer Manufacturing - 0.2%
Fortune Brands, Inc.
   2.875%, 12/01/06(a)......................         133             129,971
Textron Financial Corp.
   4.125%, 3/03/08(a).......................         240             235,896
                                                              --------------
                                                                     365,867
                                                              --------------


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Portfolio of Investments
--------------------------------------------------------------------------------

                                               Principal
                                                  Amount
                                                   (000)        U.S. $ Value
-----------------------------------------------------------------------------

Energy - 1.1%
Amerada Hess Corp.
   6.65%, 8/15/11(a)........................   $     365      $      388,456
   7.875%, 10/01/29(a)......................         222             263,955
Conoco, Inc.
   6.95%, 4/15/29(a)........................         223             264,318
Duke Energy Field Services Corp.
   7.875%, 8/16/10(a).......................          94             103,907
Enterprise Products Operating L.P.
   5.60%, 10/15/14(a).......................         157             154,076
Valero Energy Corp.
   6.875%, 4/15/12(a).......................         292             316,595
   7.50%, 4/15/32(a)........................         115             135,661
                                                              --------------
                                                                   1,626,968
                                                              --------------
Financial - 7.3%
American General Finance Corp.
   4.625%, 5/15/09(a).......................         530             521,989
Berkshire Hathaway Finance Corp.
   4.20%, 12/15/10(a).......................         294             283,903
Boeing Capital Corp.
   4.75%, 8/25/08(a)........................          95              94,666
CIT Group, Inc.
   4.022%, 5/18/07(a).......................         164             164,454
   7.75%, 4/02/12(a)........................         587             663,998
Citigroup, Inc.
   3.938%, 6/09/09(a).......................         149             149,242
   4.625%, 8/03/10(a).......................         443             435,540
   5.00%, 9/15/14(a)........................         229             224,257
Core Investment Grade Trust
   4.659%, 11/30/07(a)......................         730             721,335
Countrywide Home Loans, Inc.
   4.00%, 3/22/11(a)........................         348             326,571
   4.25%, 12/19/07(a).......................         340             335,111
Credit Suisse First Boston
   5.50%, 8/15/13(a)........................         203             205,768
General Electric Capital Corp.
   3.984%, 6/22/07(a).......................       1,212           1,212,996
   4.00%, 2/17/09(a)........................         740             719,516
   4.375%, 11/21/11(a)......................         212             204,900
   6.75%, 3/15/32(a)........................         856             979,061
Household Finance Corp.
   6.50%, 11/15/08(a).......................         479             499,071
   7.00%, 5/15/12(a)........................         155             169,202
MBNA Corp.
   4.625%, 9/15/08(a).......................         238             236,053
Merrill Lynch & Co., Inc.
   4.79%, 8/04/10(a)........................         768             756,144
Resona Preferred Global Securities
   (Cayman Islands)
   7.191%, 12/29/49(a)(b)...................         176             179,311
SLM Corp.
   4.50%, 7/26/10(a)........................         401             391,273


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 11

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                               Principal
                                                  Amount
                                                   (000)        U.S. $ Value
-----------------------------------------------------------------------------

The Goldman Sachs Group, Inc.
   4.75%, 7/15/13(a)........................   $     179      $      171,683
   5.125%, 1/15/15(a).......................         147             143,374
Washington Mutual Finance Corp.
   6.875%, 5/15/11(a).......................         593             642,753
                                                              --------------
                                                                  10,432,171
                                                              --------------
Food/Beverages - 1.5%
ConAgra Foods, Inc.
   6.75%, 9/15/11(a)........................          56              59,566
   7.875%, 9/15/10(a).......................         180             199,069
General Mills, Inc.
   5.125%, 2/15/07(a).......................         610             610,811
Kraft Foods, Inc.
   4.125%, 11/12/09(a)......................         630             608,560
   5.25%, 10/01/13(a).......................         332             330,356
The Kroger Co.
   7.80%, 8/15/07(a)........................         285             297,693
                                                              --------------
                                                                   2,106,055
                                                              --------------
Health Care - 1.2%
Aetna, Inc.
   7.375%, 3/01/06(a).......................         346             349,060
Humana, Inc.
   6.30%, 8/01/18(a)........................         166             172,475
WellPoint, Inc.
   3.50%, 9/01/07(a)........................         400             389,670
   3.75%, 12/14/07(a).......................          73              71,278
   4.25%, 12/15/09(a).......................         495             480,065
Wyeth
   5.50%, 2/01/14(a)........................         233             234,667
                                                              --------------
                                                                   1,697,215
                                                              --------------
Industrial - 0.4%
Tyco International Group SA
   6.375%, 10/15/11(a)......................         508             533,739
                                                              --------------
Insurance - 1.2%
Assurant, Inc.
   5.625%, 2/15/14(a).......................         172             171,987
Liberty Mutual Group
   5.75%, 3/15/14(a)(b).....................         167             160,768
Mangrove Bay Pass-Through Trust pfd.
   6.102%, 7/15/33(a)(b)....................         544             534,850
MetLife, Inc.
   5.00%, 11/24/13(a).......................         193             189,096
Royal & Sun Alliance Insurance Group plc
   (United Kingdom)
   8.95%, 10/15/29(a).......................         167             206,602
Zurich Capital Trust I
   8.376%, 6/01/37(a)(b)....................         459             496,465
                                                              --------------
                                                                   1,759,768
                                                              --------------


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Portfolio of Investments
--------------------------------------------------------------------------------

                                               Principal
                                                  Amount
                                                   (000)        U.S. $ Value
-----------------------------------------------------------------------------

Metals/Mining - 0.1%
Ispat Inland Ulc (Canada)
   9.75%, 4/01/14(a)........................   $     118      $      133,340
Teck Cominco, Ltd.
   Class B
   6.125%, 10/01/35(a)......................          95              89,171
                                                              --------------
                                                                     222,511
                                                              --------------
Paper/Packaging - 0.5%
International Paper Co.
   5.30%, 4/01/15(a)........................         235             222,318
Packaging Corp. of America
   5.75%, 8/01/13(a)........................         311             294,053
Weyerhaeuser Co.
   5.95%, 11/01/08(a).......................         202             206,746
                                                              --------------
                                                                     723,117
                                                              --------------
Public Utilities - Electric & Gas - 2.4%
Carolina Power & Light Co.
   6.50%, 7/15/12(a)........................         345             367,879
Consumers Energy Co.
   4.25%, 4/15/08(a)........................         116             113,729
Duke Capital LLC
   8.00%, 10/01/19(a).......................         311             367,143
FirstEnergy Corp.
   6.45%, 11/15/11(a).......................         360             378,687
   7.375%, 11/15/31(a)......................         339             386,040
MidAmerican Energy Holdings Co.
   5.875%, 10/01/12(a)......................         162             166,015
Nisource Finance Corp.
   7.875%, 11/15/10(a)......................         154             171,194
Pacific Gas & Electric Co.
   4.80%, 3/01/14(a)........................         305             293,645
   6.05%, 3/01/34(a)........................         206             206,954
Progress Energy, Inc.
   7.10%, 3/01/11(a)........................         233             249,337
Public Service Company of Colorado
   7.875%, 10/01/12(a)......................         176             203,482
TXU Australia Holdings Pty, Ltd. (Australia)
   6.15%, 11/15/13(a)(b)....................         283             300,293
Xcel Energy, Inc.
   7.00%, 12/01/10(a).......................         170             182,967
                                                              --------------
                                                                   3,387,365
                                                              --------------
Public Utilities - Telephone - 0.3%
Telecom Italia Capital (Italy)
   6.375%, 11/15/33(a)......................         380             377,533
                                                              --------------
Services - 0.5%
Pershing Road Development Co. LLC
   4.26%, 9/01/26(a)(b).....................         402             402,000
Waste Management, Inc.
   6.875%, 5/15/09(a).......................         250             263,764
                                                              --------------
                                                                     665,764
                                                              --------------


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 13

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                               Principal
                                                  Amount
                                                   (000)        U.S. $ Value
-----------------------------------------------------------------------------

Supermarket/Drug - 0.1%
Safeway, Inc.
   4.80%, 7/16/07(a)........................   $     110      $      109,401
   6.50%, 3/01/11(a)........................          82              84,238
                                                              --------------
                                                                     193,639
                                                              --------------
Technology - 0.1%
IBM Corp.
   4.375%, 6/01/09(a).......................          75              73,921
Motorola, Inc.
   7.625%, 11/15/10(a)......................          28              31,238
                                                              --------------
                                                                     105,159
                                                              --------------
Total Corporate Debt Obligations
   (cost $37,815,668).......................                      37,043,095
                                                              --------------

COMMERCIAL MORTGAGE BACKED
   SECURITIES - 8.3%
Banc America Commercial Mortgage, Inc.
   Series 2004-4, Class A3
   4.128%, 7/10/42(a).......................         365             352,864
   Series 2004-6, Class A2
   4.161%, 12/10/42(a)......................         480             463,440
   Series 2005-1, Class A3
   4.877%, 11/10/42(a)......................         649             642,614
   Series 2004-3, Class A5
   5.305%, 6/10/39(a).......................         575             580,508
Bear Stearns Commercial Mortgage
   Securities, Inc.
   Series 2005-T18, Class A4
   4.933%, 2/13/42(a).......................         610             594,280
CS First Boston Mortgage Securities Corp.
   Series 2003-CK2, Class A2
   3.861%, 3/15/36(a).......................         316             306,229
   Series 2004-C5, Class A2
   4.183%, 11/15/37(a)......................         406             391,932
   Series 2005-C1, Class A4
   5.014%, 2/15/38(a).......................         534             522,621
GE Capital Commercial Mortgage Corp.
   Series 2005-C3, Class A3FX
   4.863%, 7/10/45(a).......................         585             578,103
   Series 2004-C3, Class A4
   5.189%, 7/10/39(a).......................         402             398,466
Greenwich Capital Commercial Funding Corp.
   Series 2003-C1, Class A4
   4.111%, 7/05/35(a).......................         388             361,717
   Series 2005-GG3, Class A2
   4.305%, 8/10/42(a).......................         642             622,990
JP Morgan Chase Commercial Mortgage
   Securities Corp.
   Series 2005-LDP1, Class A2
   4.625%, 3/15/46(a).......................         652             639,501


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Portfolio of Investments
--------------------------------------------------------------------------------

                                               Principal
                                                  Amount
                                                   (000)        U.S. $ Value
-----------------------------------------------------------------------------

   Series 2005-LDP4, Class A2
   4.79%, 10/15/42(a).......................   $     365      $      359,145
   Series 2005-LDP3, Class A2
   4.851%, 8/15/42(a).......................         515             508,243
   Series 2005-LDP1, Class A4
   5.038%, 3/15/46(a).......................         649             636,371
LB-UBS Commercial Mortgage Trust
   Series 2004-C7, Class A2
   3.992%, 10/15/29(a)......................         345             331,431
   Series 2004-C8, Class A2
   4.201%, 12/15/29(a)......................         381             368,599
   Series 2005-C1, Class A4
   4.742%, 2/15/30(a).......................         426             409,897
   Series 2005-C7, Class A4
   5.197%, 11/15/30(a)......................         435             432,625
Merrill Lynch Mortgage Trust
   Series 2004-KEY2, Class A2
   4.166%, 8/12/39(a).......................         303             291,910
   Series 2005-MKB2, Class A2
   4.806%, 9/12/42(a).......................         785             775,502
Morgan Stanley Capital I Inc.
   Series 2004-T13, Class A2
   3.94%, 9/13/45(a)........................         365             348,528
   Series 2005-HQ5, Class A4
   5.168%, 1/14/42(a).......................         944             935,202
                                                              --------------

Total Commercial Mortgage Backed Securities
   (cost $12,126,632).......................                      11,852,718
                                                              --------------

ASSET BACKED SECURITIES - 4.4%
Aegis Asset Backed Securities Trust
   Series 2004-3, Class A2A
   4.238%, 9/25/34(a).......................         316             316,001
American Express Credit Account Master Trust
   Series 2005-1, Class A
   4.00%, 10/15/12(a).......................         457             457,000
Asset Backed Funding Certificates
   Series 2003-WF1 Class A2
   4.58%, 12/25/32(a).......................         338             340,074
Bank One Issuance Trust
   Series 2004-A4, Class A4
   4.01%, 2/16/10(a)........................         472             472,146
Bear Stearns Asset Backed Securities, Inc.
   Series 2005-SD1, Class 1A1
   4.188%, 4/25/22(a).......................         241             241,025
Capital Auto Receivables Asset Trust
   Series 2005-SN1A, Class A3A
   4.10%, 6/15/08(a)........................         570             564,534
Citifinancial Mortgage Securities, Inc.
   Series 2003-1, Class AFPT
   3.36%, 1/25/33(a)........................         202             196,529


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 15

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                               Principal
                                                  Amount
                                                   (000)        U.S. $ Value
-----------------------------------------------------------------------------

Credit-Based Asset Servicing and Securities, Inc.
   Series 2005-CB7, Class AF2
   5.147%, 11/25/36(a)......................   $     330      $      329,597
Discover Card Master Trust I
   Series 2004-1, Class A
   4.00%, 4/16/10(a)........................         548             547,830
Equity One ABS, Inc.
   Series 2004-3, Class AF1
   4.198%, 7/25/34(a).......................          37              36,756
MBNA Credit Card Master Note Trust
   Series 2001-A5, Class A5
   4.18%, 3/15/11(a)........................       1,414           1,418,864
Merrill Lynch Mortgage Investors, Inc.
   Series 2004-SL1, Class A
   4.298%, 4/25/35(a).......................          18              18,347
Morgan Stanley ABS Capital I
   Series 2005-WMC1, Class A2A
   4.138%, 1/25/35(a).......................         126             125,575
   Series 2004-HE4, Class A3
   4.238%, 5/25/34(a).......................         113             113,134
Novastar Home Equity Loan
   Series 2001-1, Class A1
   4.318%, 7/25/31(a).......................         194             193,938
Residential Asset Mortgage Products, Inc.
   Series 2004-RS6, Class AI1
   4.188%, 8/25/22(a).......................           2               2,003
   Series 2004-SP1, Class AI1
   4.218%, 6/25/13(a).......................          28              27,707
Residential Asset Securities Corp.
   Series 2004-KS7, Class AI1
   4.188%, 10/25/21(a)......................          57              56,865
   Series 2002-KS7, Class A2
   4.408%, 11/25/32(a)......................         126             126,197
Residential Funding Mortgage Securities, Inc.
   Series 2004-HS2, Class AI1
   4.188%, 12/25/18(a)......................          29              28,559
SLM Student Loan Trust
   Series 2003-C, Class A1
   3.97%, 9/15/16(a)........................         462             462,104
Structured Asset Investment Loan Trust
   Series 2004-5, Class A2
   4.218%, 5/25/34(a).......................         166             166,260
                                                              --------------

Total Asset Backed Securities
   (cost $6,252,139)........................                       6,241,045
                                                              --------------

COLLATERALIZED MORTGAGE
   OBLIGATIONS - 0.9%
Countrywide Home Loans
   Series 2003-49, Class A1
   1.642%, 12/19/33(a)......................           9               8,963


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Portfolio of Investments
--------------------------------------------------------------------------------

                                               Principal
                                                  Amount
                                                   (000)        U.S. $ Value
-----------------------------------------------------------------------------

Credit-Based Asset Servicing and Securities,
   Inc.Series 2003-CB1, Class AF
   3.45%, 1/25/33(a)........................   $     601      $      581,104
Residential Funding Mortgage Securities II
   Series 2005-HI2, Class A3
   4.46%, 5/25/35(a)........................         285             279,254
Washington Mutual
   Series 2005-AR2, Class 2A22
   4.258%, 1/25/45(a).......................         437             436,540
                                                              --------------

Total Collateralized Mortgage Obligations
   (cost $1,321,848)........................                       1,305,861
                                                              --------------

SOVEREIGN DEBT OBLIGATIONS- 1.5%
Mexico - 0.7%
United Mexican States
   4.625%, 10/08/08(a)......................           2               1,978
United Mexican States
   10.00%, 12/05/24(a)...................... MXP  10,475           1,044,538
                                                              --------------
                                                                   1,046,516
                                                              --------------
Russia - 0.6%
Russian Federation
   5.00%, 3/31/30(a)........................         779             864,690
                                                              --------------
South Korea - 0.2%
Korea Development Bank
   4.625%, 9/16/10(a).......................         250             243,903
                                                              --------------

Total Sovereign Debt Obligations
   (cost $2,103,346)........................                       2,155,109
                                                              --------------

SHORT-TERM INVESTMENTS - 23.5%
U.S. Government & Government Sponsored
   Agency Obligations - 16.0%
Federal Home Loan Bank
   Zero coupon, 11/14/05....................       6,020           6,012,000
Federal Home Loan Mortgage Corporation
   Zero coupon, 12/22/05(c).................       8,475           8,429,376
Federal National Mortgage Association
   Zero coupon, 12/02/05....................       8,385           8,358,646
                                                              --------------
                                                                  22,800,022
                                                              --------------
Time Deposit - 7.5%
State Street Euro Dollar
   3.10%, 11/01/05..........................      10,678          10,678,000
                                                              --------------

Total Short-Term Investments
   (amortized cost $33,478,022).............                      33,478,022
                                                              --------------

Total Investments Before Security Lending
   Collateral - 118.3%
   (cost $170,780,718)......................                     168,755,366
                                                              --------------


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 17

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                               Principal
                                                  Amount
                                                   (000)        U.S. $ Value
-----------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED - 4.8%
Short-Term Investments
BP Amoco Capital plc
   4.04%, 11/01/05..........................   $   5,690      $    5,689,361

                                                  Shares
                                               ---------

UBS Private Money Market Fund, LLC,
   3.87%....................................   1,229,191           1,229,191
                                                              --------------

Total Investment of Cash Collateral For
   Securities Loaned
   (cost $6,918,552)........................                       6,918,552
                                                              --------------

Total Investments - 123.1%
   (cost $177,699,270)......................                     175,673,918
Other assets less liabilities - (23.1%).....                     (33,001,648)
                                                              --------------

Net Assets - 100%...........................                  $  142,672,270
                                                              ==============

CREDIT DEFAULT SWAP CONTRACTS (See Note D)

                         Notional
Swap Counterparty &       Amount     Interest    Termination     Unrealized
Referenced Obligation     (000)        Rate         Date        Appreciation
-----------------------------------------------------------------------------
Buy Contracts:.
JP Morgan Chase
Dow Jones High Volume
4.00%, 06/20/10           $6,000      0.90%        6/20/10        $40,705

FINANCIAL FUTURES CONTRACTS PURCHASED (See Note D)

                                                              Value at
                       Number of   Expiration     Original   October 31,   Unrealized
    Type               Contracts      Month        Value        2005      Depreciation
---------------------------------------------------------------------------------------
Japan Government Bonds
10 Yr Future               1      December 2005  $1,198,718  $1,177,734     $(20,984)

FORWARD EXCHANGE CURRENCY CONTRACTS (See Note D)

                                       U.S. $
                         Contract     Value on       U.S. $
                          Amount      Original       Current      Unrealized
                           (000)        Date          Value      Depreciation
-----------------------------------------------------------------------------
Sale Contracts:
Mexican Peso
Settling 12/19/05         11,465     $ 1,037,331   $ 1,055,585     $(18,254)



--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Portfolio of Investments
--------------------------------------------------------------------------------

* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a) Positions, or portion thereof, with an aggregate market value of $110,144,722 have been segregated to collateralize open forward exchange currency contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, the aggregate market value of these securities amounted to $3,186,908 or 2.2% of net assets.

(c) Position, or portion thereof, with a market value of $149,210 has been segregated to collateralize margin requirements for open futures contracts.

      Glossary:

      TBA - (To Be Assigned) - Securities are purchased on a forward commitment with an appropriate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See notes to financial statements.


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 19

                                               Statement of Assets & Liabilities
--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2005

Assets
Investments in securities, at value
   (cost $177,699,270--including investment of cash
   collateral for securities loaned of $6,918,552)......      $ 175,673,918(a)
Cash....................................................                687
Interest receivable.....................................            989,953
Receivable for capital stock sold.......................            223,782
Receivable for investment securities sold...............            140,389
Receivable due from Adviser.............................             79,192
                                                              -------------
Total assets............................................        177,107,921
                                                              -------------
Liabilities
Swap contracts, at value (amortized discount $113,684)..             72,979
Payable for investment securities purchased.............         26,302,879
Payable for collateral on securities loaned.............          6,918,552
Payable for capital stock redeemed......................            551,022
Dividends payable.......................................            162,538
Distribution fee payable................................             66,051
Transfer Agent fee payable..............................             63,049
Unrealized depreciation of forward exchange currency
   contracts............................................             18,254
Payable for variation margin on futures contracts.......              2,719
Accrued expenses........................................            277,608
                                                              -------------
Total liabilities.......................................         34,435,651
                                                              -------------
Net Assets..............................................      $ 142,672,270
                                                              =============
Composition of Net Assets
Capital stock, at par...................................      $      14,059
Additional paid-in capital..............................        152,139,291
Distributions in excess of net investment income........            (22,888)
Accumulated net realized loss on investments
   and foreign currency transactions....................         (7,434,763)
Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities..........         (2,023,429)
                                                              -------------
                                                              $ 142,672,270
                                                              =============

Calculation of Maximum Offering Price Per Share

                                          Net Asset Value and:
                                         ----------------------   Maximum
                              Shares     Offering   Redemption   Offering
Class        Net Assets    Outstanding    Price      Price        Price*
---------------------------------------------------------------------------
A           $ 52,430,348     5,163,960         --   $ 10.15      $  10.60
---------------------------------------------------------------------------
B           $ 44,943,748     4,429,846   $  10.15        --            --
---------------------------------------------------------------------------
C           $ 15,689,345     1,549,047   $  10.13        --            --
---------------------------------------------------------------------------
Advisor     $ 29,576,259     2,913,267   $  10.15   $ 10.15            --
---------------------------------------------------------------------------
R           $     12,824         1,264   $  10.15   $ 10.15            --
---------------------------------------------------------------------------
K           $      9,922           977   $  10.16   $ 10.16            --
---------------------------------------------------------------------------
I           $      9,824           967   $  10.16   $ 10.16            --
---------------------------------------------------------------------------

* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

(a)   Includes securities on loan with a value of $6,476,797 (see Note E).

      See notes to financial statements.


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Statement of Operations
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2005

Investment Income
Interest................................    $  16,938,742
Income from dollar rolls................        3,195,831     $  20,134,573
                                            -------------
Expenses
Advisory fee............................        2,045,411
Distribution fee--Class A...............          169,888
Distribution fee--Class B...............          557,049
Distribution fee--Class C...............          176,232
Distribution fee--Class R...............               72
Distribution fee--Class K...............               17
Transfer agency.........................        1,345,010
Custodian...............................          225,127
Printing................................           97,380
Registration fees.......................           89,413
Administrative..........................           89,000
Audit...................................           59,415
Legal...................................           39,547
Directors' fees and expenses............           24,493
Miscellaneous...........................           33,588
                                            -------------
Total expenses..........................        4,951,642
Less: expense waived and reimbursed
   by the Adviser (see Note B)..........         (953,770)
Less: expense offset arrangement
   (see Note B).........................           (3,770)
                                            -------------
Net expenses............................                          3,994,102
                                                              -------------
Net investment income...................                         16,140,471
                                                              -------------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
   Investment transactions..............                         (1,302,276)(a)
   Futures contracts....................                             96,399
   Swap contracts.......................                           (133,351)
   Foreign currency transactions........                            181,459(a)
Net change in unrealized
   appreciation/depreciation of:
   Investments..........................                         (8,462,563)
   Futures contracts....................                            (20,984)
   Swap contracts.......................                             40,705
   Foreign currency denominated assets
     and liabilities....................                            (17,798)
                                                              -------------
Net loss on investment transactions.....                         (9,618,409)
                                                              -------------
Net Increase in Net Assets
   from Operations......................                      $   6,522,062
                                                              =============

(a) On August 5, 2005, the Fund had a redemption-in-kind with total proceeds in the amount of $575,983,759. The net realized gains on investments and foreign currency transactions of $1,029,251 and $229,769, respectively, will not be realized for tax purposes.

See notes to financial statements.


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 21

                                              Statement of Changes in Net Assets
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                             Year Ended        Year Ended
                                             October 31,       October 31,
                                                2005              2004
                                            -------------     -------------
Increase (Decrease) in Net Assets
from Operations
Net investment income...................    $  16,140,471     $  14,402,597
Net realized gain (loss) on investment
   and foreign currency transactions....       (1,157,769)        3,225,907
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities...       (8,460,640)        2,816,634
                                            -------------     -------------
Net increase in net assets
   from operations.....................         6,522,062        20,445,138
Dividends and Distributions to
Shareholders from
Net investment income
   Class A..............................       (2,047,448)       (2,175,102)
   Class B..............................       (1,615,912)       (2,309,764)
   Class C..............................         (514,975)         (633,482)
   Advisor Class........................      (12,338,990)      (11,331,550)
   Class R..............................             (491)             (450)
   Class K..............................             (260)               -0-
   Class I..............................             (272)               -0-
Net realized gain on investment transactions
   Class A..............................               -0-       (1,348,611)
   Class B..............................               -0-       (1,909,068)
   Class C..............................               -0-         (511,130)
   Advisor Class........................               -0-       (5,670,270)
   Class R..............................               -0-             (214)
Capital Stock Transactions
Net increase (decrease).................     (299,458,053)        8,556,559
                                            -------------     -------------
Total increase (decrease)...............     (309,454,339)        3,112,056
Net Assets
Beginning of period.....................      452,126,609       449,014,553
                                            -------------     -------------
End of period (including distributions
    in excess of net investment income
    of ($22,888) and ($2,348,644),
    respectively).......................    $ 142,672,270     $ 452,126,609
                                            =============     =============

See notes to financial statements.


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2005

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Quality Bond Portfolio. The Quality Bond Portfolio (the "Portfolio") offers Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 23

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Notes to Financial Statements
--------------------------------------------------------------------------------

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Advisor Class, Class R, Class K and Class I shares. Advisor Class and Class I shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 25

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .55% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis .98%, 1.68%, 1.68%, .68%, 1.18%, .93% and .68% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended October 31, 2005, such waiver amounted to $864,770.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended October 31, 2005, the Adviser voluntarily agreed to waive its fees for services. Such waiver amounted to $89,000.

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $908,572 for the year ended October 31, 2005.

For the year ended October 31, 2005, the Portfolio's expenses were reduced by $3,770 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $3,906 from the sale of Class A shares and received $1,370, $67,205 and $2,002, in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2005.


--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio's average daily net assets attributable to Class R shares, and .25% of the Portfolio's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are being limited to ..30% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $105,435, $396,868, $328 and $12 for Class B, Class C, Class R and Class K shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2005, were as follows:

                                            Purchases           Sales
                                         ---------------   ---------------
Investment securities (excluding U.S.
   government securities)..............  $   260,365,443   $   139,941,581
U.S. government securities.............    2,433,260,063     2,413,366,042

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swaps, futures and foreign currency transactions) are as follows:

Cost....................................................   $   177,819,160
                                                           ---------------
Gross unrealized appreciation...........................   $       159,115
Gross unrealized depreciation...........................        (2,304,357)
                                                           ---------------
Net unrealized depreciation.............................   $    (2,145,242)
                                                           ===============


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 27

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio.

3. Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Notes to Financial Statements
--------------------------------------------------------------------------------

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of investments.

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Portfolio receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs.


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 29

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

4. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE E

Securities Lending

The Portfolio has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of October 31, 2005, the Portfolio had loaned securities with a value of $6,476,797 and received cash collateral which was invested in short-term securities valued at $6,918,552 as included in the accompanying portfolio of investments. For the year ended October 31, 2005, the Portfolio earned fee income of $150,988 which is included in the accompanying statement of operations.


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE F

Capital Stock

There are 21,000,000,000 shares of $.001 par value capital stock authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                     ------------------------    -----------------------------
                              Shares                        Amount
                     ------------------------    -----------------------------
                      Year Ended   Year Ended       Year Ended      Year Ended
                     October 31,  October 31,      October 31,     October 31,
                            2005         2004             2005            2004
                     ---------------------------------------------------------
Class A
Shares sold            1,297,569    1,375,400    $  13,541,985  $   14,301,333
------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          177,782      296,232        1,837,212       3,081,949
------------------------------------------------------------------------------
Shares converted
  from Class B           370,102      253,309        3,697,915       2,633,099
------------------------------------------------------------------------------
Shares redeemed       (2,126,010)  (2,942,203)     (21,966,635)    (30,605,160)
------------------------------------------------------------------------------
Net decrease            (280,557)  (1,017,262)   $  (2,889,523) $  (10,588,779)
==============================================================================

Class B
Shares sold              509,815    1,030,452    $   5,271,866  $   10,726,082
------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          120,884      294,602        1,248,546       3,062,146
------------------------------------------------------------------------------
Shares converted
  to Class A            (370,414)    (253,544)      (3,697,915)     (2,633,099)
------------------------------------------------------------------------------
Shares redeemed       (2,225,329)  (3,782,457)     (23,115,708)    (39,315,080)
------------------------------------------------------------------------------
Net decrease          (1,965,044)  (2,710,947)   $ (20,293,211) $  (28,159,951)
==============================================================================

Class C
Shares sold              168,252      274,647    $   1,735,347  $    2,862,489
------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           22,443       51,557          231,389         534,916
------------------------------------------------------------------------------
Shares redeemed         (468,748)    (970,702)      (4,830,131)    (10,085,462)
------------------------------------------------------------------------------
Net decrease            (278,053)    (644,498)   $  (2,863,395) $   (6,688,057)
==============================================================================


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 31

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

                     ------------------------    -----------------------------
                             Shares                         Amount
                     ------------------------    -----------------------------
                      Year Ended   Year Ended       Year Ended      Year Ended
                     October 31,  October 31,      October 31,     October 31,
                            2005         2004             2005            2004
                     ---------------------------------------------------------
Advisor Class
Shares sold           14,738,340    4,711,221    $ 152,659,635   $  49,011,188
------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions        1,155,430    1,632,750       11,958,110      16,972,727
------------------------------------------------------------------------------
Shares redeemed      (42,685,120)  (1,157,388)    (438,046,997)    (12,006,589)
------------------------------------------------------------------------------
Net increase
  (decrease)         (26,791,350)   5,186,583    $(273,429,252)  $  53,977,326
==============================================================================

                                  November 3,                      November 3,
                      Year Ended   2003(a) to       Year Ended      2003(a) to
                     October 31,  October 31,      October 31,     October 31,
                            2005         2004             2005            2004
                     ---------------------------------------------------------
Class R
Shares sold                   26        1,522    $         267  $       15,915
------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions               15           10              152             105
------------------------------------------------------------------------------
Shares redeemed             (309)          -0-         (3,191)              -0-
------------------------------------------------------------------------------
Net increase
  (decrease)                (268)       1,532    $      (2,772) $       16,020
==============================================================================

                        March 1,                    March 1,
                      2005(a) to                  2005(a) to
                     October 31,                 October 31,
                            2005                        2005
                     -------------------------------------------------------
Class K
Shares sold                  977                 $      10,100
----------------------------------------------------------------------------
Net increase                 977                 $      10,100
============================================================================

Class I
Shares sold                  967                 $      10,000
----------------------------------------------------------------------------
Net increase                 967                 $      10,000
============================================================================

(a)   Commencement of distributions.

NOTE G

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk -- Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to


--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Notes to Financial Statements
--------------------------------------------------------------------------------

otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk -- Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk -- In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2005.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 were as follows:

                                                       2005            2004
                                                   ============    ============
Distributions paid from:
   Ordinary income .............................   $ 16,518,348    $ 23,211,211
   Net long-term capital gains .................             -0-      2,678,430
                                                   ------------    ------------
Total taxable distributions ....................     16,518,348      25,889,641
                                                   ------------    ------------
Total distributions paid .......................   $ 16,518,348    $ 25,889,641
                                                   ============    ============


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 33

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income ...............................   $    46,256
Accumulated capital and other losses ........................    (7,343,312)(a)
Unrealized appreciation/(depreciation) ......................    (2,184,024)(b)
                                                                -----------
Total accumulated earnings/(deficit) ........................   $(9,481,080)
                                                                ===========

(a) On October 31, 2005, the Fund had a net capital loss carryforward for federal income tax purposes of $7,343,312 of which $2,545,113 expires in the year 2011 and $4,798,199 expires in the year 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swap income, the difference between book and tax amortization methods for premium, and the realization for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year permanent differences, primarily due to the tax treatment of foreign currency gains and losses, tax treatment of swap income, the timing of distributions for tax purposes, the tax character of paydown gains, the tax treatment of bond premium and the tax treatment of redemptions in kind, resulted in a net decrease in distributions in excess of net investment income, an increase in accumulated net realized loss on investment and foreign currency transactions and a net increase to additional paid-in capital. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

      (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships


--------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Notes to Financial Statements
--------------------------------------------------------------------------------

            described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

      (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

      (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement , please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 35

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.


--------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Notes to Financial Statements
--------------------------------------------------------------------------------

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and puni-


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 37

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

tive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b) claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


--------------------------------------------------------------------------------
38 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Financial Highlights
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ------------------------------------------------------------------------------------------
                                                                           Class A
                                  ------------------------------------------------------------------------------------------
                                          Year Ended                 July 1,
                                         October  31,                2003 to                  Year Ended June 30,
                                  ---------------------------     October 31,      -----------------------------------------
                                         2005           2004         2003(a)              2003        2002(b)           2001
                                  ------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........   $     10.43    $     10.56     $     10.82       $     10.25    $     10.22    $      9.85
                                  ------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(c)(d) ...           .37            .33             .12               .33            .46            .55
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ................          (.28)           .15            (.25)              .66            .17            .42
                                  ------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................           .09            .48            (.13)              .99            .63            .97
                                  ------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........          (.37)          (.38)           (.13)             (.42)          (.46)          (.55)
Distributions in excess of
  net investment income .......            -0-            -0-             -0-               -0-          (.10)          (.04)
Distributions from net
  realized gain on
  investment transactions .....            -0-          (.23)             -0-               -0-          (.01)          (.01)
Distributions in excess of
  net realized gain on
  investment
  transactions ................            -0-            -0-             -0-               -0-          (.03)            -0-
                                  ------------------------------------------------------------------------------------------
Total dividends and
  distributions ...............          (.37)          (.61)           (.13)             (.42)          (.60)          (.60)
                                  ------------------------------------------------------------------------------------------
Net asset value, end of
  period ......................   $     10.15    $     10.43     $     10.56       $     10.82    $     10.25    $     10.22
                                  ==========================================================================================
Total Return
Total investment return
  based on net asset
  value(e) ....................           .90%          4.66%          (1.20)%            9.87%          6.23%         10.09%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $    52,430    $    56,778     $    68,213       $    76,565    $    44,852    $    20,068
Ratio to average net assets of:
  Expenses, net of
    waivers/
    reimbursements ............           .98%           .98%            .98%(f)           .98%           .98%           .98%
  Expenses, before
    waivers/
    reimbursements ............          1.31%          1.26%           1.33%(f)          1.32%          1.48%          2.85%
Net investment income(d) ......          3.53%          3.21%           2.60%(f)          3.08%          4.39%          5.49%
Portfolio turnover rate .......           935%           658%            199%              867%           573%           385%

See footnote summary on page 45.


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 39

                                                            Financial Highlights
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ------------------------------------------------------------------------------------------
                                                                           Class B
                                  ------------------------------------------------------------------------------------------
                                          Year Ended                 July 1,
                                         October  31,                2003 to                  Year Ended June 30,
                                  ---------------------------     October 31,      -----------------------------------------
                                         2005           2004         2003(a)              2003        2002(b)           2001
                                  ------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........   $     10.42    $     10.55     $     10.81       $     10.24    $     10.21    $      9.84
                                  ------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment
  income(c)(d) ................           .29            .27             .09               .26            .38            .47
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ................          (.25)           .14            (.25)              .66            .16            .43
                                  ------------------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations ..................           .04            .41            (.16)              .92            .54            .90
                                  ------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........          (.31)          (.31)           (.10)             (.35)          (.38)          (.47)
Distributions in excess of
  net investment income .......            -0-            -0-             -0-               -0-          (.09)          (.05)
Distributions from net
  realized gain on investment
  transactions ................            -0-          (.23)             -0-               -0-          (.01)          (.01)
Distributions in excess of
  net realized gain on
  investment
  transactions ................            -0-            -0-             -0-               -0-          (.03)            -0-
                                  ------------------------------------------------------------------------------------------
Total dividends and
  distributions ...............          (.31)          (.54)           (.10)             (.35)          (.51)          (.53)
                                  ------------------------------------------------------------------------------------------
Net asset value, end of
  period ......................   $     10.15    $     10.42     $     10.55       $     10.81    $     10.24    $     10.21
                                  ==========================================================================================
Total Return
Total investment return
  based on net asset
  value(e) ....................           .30%          3.93%          (1.44)%            9.12%          5.52%          9.34%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $    44,944    $    66,635     $    96,033       $   113,233    $    50,354    $    13,960
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............          1.68%          1.68%           1.68%(f)          1.68%          1.68%          1.68%
  Expenses, before waivers/
    reimbursements ............          2.02%          2.00%           2.06%(f)          2.05%          2.19%          3.36%
Net investment income(d) ......          2.82%          2.59%           2.01%(f)          2.41%          3.70%          4.82%
Portfolio turnover rate .......           935%           658%            199%              867%           573%           385%

See footnote summary on page 45.


--------------------------------------------------------------------------------
40 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Financial Highlights
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ------------------------------------------------------------------------------------------
                                                                           Class C
                                  ------------------------------------------------------------------------------------------
                                          Year Ended                 July 1,
                                         October  31,                2003 to                  Year Ended June 30,
                                  --------------------------     October 31,       -----------------------------------------
                                         2005           2004         2003(a)              2003        2002(b)           2001
                                  ------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........   $     10.40    $     10.53     $     10.79       $     10.23    $     10.19    $      9.83
                                  ------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment
  income(c)(d) ................           .29            .27             .09               .26            .38            .48
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ................          (.26)           .14            (.25)              .65            .17            .41
                                  ------------------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
  operations ..................           .03            .41            (.16)              .91            .55            .89
                                  ------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........          (.30)          (.31)           (.10)             (.35)          (.38)          (.48)
Distributions in excess of
  net investment income .......            -0-            -0-             -0-               -0-          (.09)          (.04)
Distributions from net
  realized gain on
  investment
  transactions ................            -0-          (.23)             -0-               -0-          (.01)          (.01)
Distributions in excess of
  net realized gain on
  investment
  transactions ................            -0-            -0-             -0-               -0-          (.03)            -0-
                                  ------------------------------------------------------------------------------------------
Total dividends and
  distributions ...............          (.30)          (.54)           (.10)             (.35)          (.51)          (.53)
                                  ------------------------------------------------------------------------------------------
Net asset value, end of
  period ......................   $     10.13    $     10.40     $     10.53       $     10.79    $     10.23    $     10.19
                                  ==========================================================================================
Total Return
Total investment return
  based on net asset
  value(e) ....................           .30%          3.93%          (1.44)%            9.03%          5.63%          9.25%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $    15,689    $    19,008     $    26,021       $    26,445    $    16,131    $     4,315
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............          1.68%          1.68%           1.68%(f)          1.68%          1.68%          1.68%
  Expenses, before waivers/
    reimbursements ............          2.03%          1.99%           2.06%(f)          2.03%          2.19%          3.42%
Net investment income(d) ......          2.84%          2.60%           2.03%(f)          2.41%          3.71%          4.88%
Portfolio turnover rate .......           935%           658%            199%              867%           573%           385%

See footnote summary on page 45.


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 41

                                                            Financial Highlights
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ------------------------------------------------------------------------------------------
                                                                        Advisor Class
                                  ------------------------------------------------------------------------------------------
                                          Year Ended                 July 1,                                      October 9,
                                         October  31,                2003 to          Year Ended June 30,         2000(g) to
                                  ---------------------------     October 31,      ---------------------------      June 30,
                                         2005           2004         2003(a)              2003        2002(b)           2001
                                  ------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ........... $     10.43    $     10.55     $     10.82       $     10.25    $     10.22    $      9.97
                                  ------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(c)(d) .....         .39            .36             .13               .36            .48            .42
Net realized and unrealized
  gain (loss) on investment and
  foreign currency transactions .        (.26)           .16            (.26)              .66            .18            .30
                                  ------------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ...         .13            .52            (.13)             1.02            .66            .72
                                  ------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ........................        (.41)          (.41)           (.14)             (.45)          (.48)          (.42)
Distributions in excess of net
  investment income .............          -0-            -0-             -0-               -0-          (.11)          (.04)
Distributions from net realized
  gain on investment
   transactions .................          -0-          (.23)             -0-               -0-          (.01)          (.01)
Distributions in excess of
  net realized gain on
  investment transactions .......          -0-           -0-              -0-               -0-          (.03)            -0-
                                  ------------------------------------------------------------------------------------------
Total dividends and
  distributions .................        (.41)          (.64)           (.14)             (.45)          (.63)          (.47)
                                  ------------------------------------------------------------------------------------------
Net asset value, end of period    $     10.15    $     10.43     $     10.55       $     10.82    $     10.25    $     10.22
                                  ==========================================================================================
Total Return
Total investment return based
  on net asset value(e) .........        1.20%          5.08%          (1.19)%           10.20%          6.57%          7.28%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ............... $    29,576    $   309,690     $   258,747       $   246,127    $   185,071    $    27,420
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ..............         .68%           .68%            .68%(f)           .68%           .68%           .68%(f)
  Expenses, before waivers/
    reimbursements ..............         .84%           .96%           1.03%(f)          1.20%          1.20%          2.29%(f)
Net investment income(d) ........        3.72%          3.47%           2.87%(f)          3.39%          4.69%          5.89%(f)
Portfolio turnover rate .........         935%           658%            199%              867%           573%           385%

See footnote summary on page 45.


--------------------------------------------------------------------------------
42 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Financial Highlights
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     -------------------------
                                                                              Class R
                                                                     -------------------------
                                                                            Year   November 3,
                                                                           Ended    2003(g) to
                                                                     October 31,   October 31,
                                                                            2005          2004
                                                                     -------------------------
Net asset value, beginning of period .............................      $ 10.42        $ 10.53
                                                                     -------------------------
Income From Investment Operations
Net investment income(c)(d) ......................................          .34            .33
Net realized and unrealized gain (loss) on investment transactions        (0.26)           .15
                                                                     -------------------------
Net increase in net asset value from operations ..................          .08            .48
                                                                     -------------------------
Less: Dividends and Distributions
Dividends from net investment income .............................         (.35)          (.36)
Distributions from net realized gain on investment transactions ..           -0-          (.23)
                                                                     -------------------------
Total dividends and distributions ................................         (.35)          (.59)
                                                                     -------------------------
Net asset value, end of period ...................................      $ 10.15        $ 10.42
                                                                     =========================
Total Return
Total investment return based on net asset value(e) ..............          .81%          4.63%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................      $    13        $    16
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements ........................         1.18%          1.18%(f)
  Expenses, before waivers/reimbursements ........................         1.40%          1.45%(f)
  Net investment income(d) .......................................         3.31%          2.98%(f)
Portfolio turnover rate ..........................................          935%           658%

See footnote summary on page 45.


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 43

                                                            Financial Highlights
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                               -----------
                                                                  Class K
                                                               -----------
                                                                  March 1,
                                                                2005(g) to
                                                               October 31,
                                                                      2005
                                                               -----------
Net asset value, beginning of period........................     $   10.34
                                                               -----------
Income From Investment Operations
Net investment income(c)(d).................................           .26
Net realized and unrealized loss on investment transactions.          (.17)
                                                               -----------
Net increase in net asset value from operations.............           .09
                                                               -----------
Less: Dividends
Dividends from net investment income........................          (.27)
                                                               -----------
Net asset value, end of period..............................     $   10.16
                                                               ===========
Total Return
Total investment return based on net asset value(e).........           .82%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)...................           $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)................           .93%
  Expenses, before waivers/reimbursements(f)................          1.15%
  Net investment income(d)(f)...............................          3.76%
Portfolio turnover rate.....................................           935%

See footnote summary on page 45.


--------------------------------------------------------------------------------
44 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Financial Highlights
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                               -----------
                                                                 Class I
                                                               -----------
                                                                  March 1,
                                                                2005(g) to
                                                               October 31,
                                                                      2005
                                                               -----------
Net asset value, beginning of period........................   $     10.34
                                                               -----------
Income From Investment Operations
Net investment income(c)(d).................................           .27
Net realized and unrealized loss on investment transactions.          (.17)
                                                               -----------
Net increase in net asset value from operations.............           .10
                                                               -----------
Less: Dividends
Dividends from net investment income........................          (.28)
                                                               -----------
Net asset value, end of period..............................   $     10.16
                                                               ===========
Total Return
Total investment return based on net asset value(e).........           .97%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)...................           $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)................           .68%
  Expenses, before waivers/reimbursements(f)................           .89%
  Net investment income(d)(f)...............................          3.98%
Portfolio turnover rate.....................................           935%

(a)   The Portfolio changed its fiscal year end from June 30 to October 31.

(b) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $.05, increase net realized and unrealized gain on investments per share by $.05 for Class A, B and C, respectively, and by $.06 for the Advisor Class, and decrease the ratio of net investment income to average net assets from 4.93% to 4.39% for Class A, from 4.24% to 3.70% for Class B, from 4.25% to 3.71% for Class C and from 5.24% to 4.69% for Advisor Class. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(c)   Based on average shares outstanding.

(d)   Net of fees waived and expenses reimbursed by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)   Annualized.

(g)   Commencement of distribution.


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 45

                         Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of
Directors of AllianceBernstein Bond Fund, Inc. Quality Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Quality Bond Portfolio (the "Portfolio") one of the portfolios constituting the AllianceBernstein Bond Fund, Inc., as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Quality Bond Portfolio of the AllianceBernstein Bond Fund, Inc. at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                  /s/   Ernst & Young LLP


New York, New York
December 16, 2005


--------------------------------------------------------------------------------
46 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Board of Directors
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Alison Martier, Vice President
Jeffrey S. Phlegar, Vice President
Greg Wilensky, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public
Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the U.S. Investment Grade: Core Fixed Income Investment Team. Mr. Greg Wilensky and Ms. Alison Martier are the investment professionals with the most significant responsibility for the day-to-day mangement of the Fund's portfolio.


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 47

                                                          Management of the Fund
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                PORTFOLIOS
                                                                  IN FUND          OTHER
     NAME, ADDRESS,                    PRINCIPAL                  COMPLEX      DIRECTORSHIPS
     DATE OF BIRTH                   OCCUPATION(S)              OVERSEEN BY       HELD BY
    (YEAR ELECTED*)               DURING PAST 5 YEARS            DIRECTOR        DIRECTOR
--------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #  Investment adviser and an                 108            None
2 Sound View Drive        independent consultant. He
Suite 100                 was formerly Senior Manager
Greenwich, CT 06830       of Barrett Associates, Inc., a
9/7/32                    registered investment adviser,
(1998)                    with which he had been associ-
                          ated since prior to 2000. He was
                          formerly Deputy Comptroller and
                          Chief Investment Officer of the
                          State of New York and, prior
                          thereto, Chief Investment Officer
                          of the New York Bank for
                          Savings.

Ruth Block, #, **         Formerly an Executive Vice                106            None
500 SE Mizner Blvd.       President and Chief Insurance
Boca Raton, FL 33432      Officer of The Equitable Life
11/7/30                   Assurance Society of the United
(1987)                    States; Chairman and Chief
                          Executive Officer of Evlico, (insu-
                          rance) Director of Avon, BP (oil
                          and gas), Ecolab Incorporated
                          (specialty chemicals), Tandem
                          Financial Group, and Donaldson,
                          Lufkin & Jenrette Securities
                          Corporation, former Governor
                          at Large, National Association of
                          Securities Dealers, Inc.

David H. Dievler, #       Independent Consultant. Until             107            None
P.O. Box 167              December 1994 he was Senior
Spring Lake, NJ 07762     Vice President of Alliance Capital
10/23/29                  Management Corporation
(1987)                    ("ACMC") responsible for mutual
                          fund administration. Prior to
                          joining ACMC in 1984, he was
                          Chief Financial Officer of
                          Eberstadt Asset Management
                          since 1968. Prior to that, he was
                          Senior Manager at Price
                          Waterhouse & Co. Member of
                          American Institute of Certified
                          Public Accountants since 1953.


--------------------------------------------------------------------------------
48 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Management of the Fund
--------------------------------------------------------------------------------

                                                                PORTFOLIOS
                                                                  IN FUND          OTHER
     NAME, ADDRESS,                    PRINCIPAL                  COMPLEX      DIRECTORSHIPS
     DATE OF BIRTH                   OCCUPATION(S)              OVERSEEN BY       HELD BY
    (YEAR ELECTED*)               DURING PAST 5 YEARS            DIRECTOR        DIRECTOR
-----------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #         Consultant. Formerly President            106             None
P.O. Box 12               of Save Venice, Inc. (preservation
Annandale, NY 12504       organization) from 2001-2002,
2/19/42                   Senior Advisor from June 1999
(1998)                    - June 2000 and President
                          of Historic Hudson Valley
                          (historic preservation) from
                          December 1989 - May 1999.
                          Previously, Director of the
                          National Academy of Design
                          and during 1988 - 1992,
                          Director and Chairman of the
                          Audit Committee of ACMC.

Michael J. Downey, #      Consultant since 2004. Formerly           106         Asia Pacific
c/o Alliance Capital      managing partner of Lexington                          Fund, Inc.
Management LP             Capital, LLC (investment advisory                        and The
1345 Avenue of the        firm) from December 1997 until                         Merger Fund
Americas                  December 2003. Prior thereto,
New York, NY 10105        Chairman and CEO of Prudential
Attn: Phillip L. Kirstein Mutual Fund Management
1/25/44                   from 1987 to 1993.
(2005)

D. James Guzy, #          Chairman of the Board of PLX              106      Intel Corporation,
P.O. Box 128              Technology (semi-conductors)                          Cirrus Logic
Glenbrook, NV 89413       and of SRC Computers, Inc.,                           Corporation,
3/7/36                    with which he has been associated                       Novellus
(2005)                    since prior to 2000. He is also                       Corporation,
                          President of the Arbor Company                       Micro Component
                          (private family investments).                        Technology, the
                                                                               Davis Selected
                                                                               Advisers Group
                                                                               of Mutual Funds
                                                                               and LogicVision

Marshall C. Turner, #     Principal of Turner Venture               106            Toppan
220 Montgomery Street     Associates (venture capital and                     Photomasks, Inc.,
Penthouse 10              consulting) since prior to 2000.                       the George
San Francisco,            Chairman and CEO, DuPont                                  Lucas
CA 94104                  Photomasks, Inc., Austin, Texas,                       Educational
10/10/41                  2003 - 2005, and President and                       Foundation and
(2005)                    CEO since company acquired,                          Chairman of the
                          and name changed to Toppan                            Board of the
                          Photomasks, Inc. in 2005 (semi-                       Smithsonian's
                          conductor manufacturing                                 National
                          services).                                              Museum of
                                                                               Natural History


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 49

                                                          Management of the Fund
--------------------------------------------------------------------------------

                                                                PORTFOLIOS
                                                                  IN FUND          OTHER
     NAME, ADDRESS,                    PRINCIPAL                  COMPLEX      DIRECTORSHIPS
     DATE OF BIRTH                   OCCUPATION(S)              OVERSEEN BY       HELD BY
    (YEAR ELECTED*)               DURING PAST 5 YEARS            DIRECTOR        DIRECTOR
-----------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, ++         Executive Vice President of ACMC          106         SCB Partners,
1345 Avenue of the        since 2001; prior thereto, Chief                     Inc., SCB, Inc.
Americas                  Executive Officer of Sanford C.
New York, NY 10105        Bernstein & Co., LLC (institutional
10/2/57                   research and brokerage arm of
(2003)                    Bernstein & Co., LLC ("SCB & Co.")
                          and its predecessor since prior to
                          2000.

*     There is no stated term of office for the Fund's Directors.

** Ms. Block was an "interested person," as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such Securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary shares of AXA.

# Member of the Audit Committee, Governance and Nominating Committee, and the Independent Directors Committee.

++ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC, investment adviser.


--------------------------------------------------------------------------------
50 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Management of the Fund
--------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is set forth below.

 NAME, ADDRESS*        PRINCIPAL POSITION(S)                 PRINCIPAL OCCUPATION
AND DATE OF BIRTH         HELD WITH FUND                     DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------
Marc O. Mayer             President and Chief         See biography above.
10/2/57                   Executive Officer

Philip L. Kirstein        Senior Vice President       Senior Vice President and Independent
5/29/45                   and Independent             Compliance Officer of the
                          Compliance Officer          AllianceBernstein Funds, with which he
                                                      has been associated since October
                                                      2004. Prior thereto, he was Of Counsel
                                                      to Kirkpatrick & Lockhart, LLP from
                                                      October 2003 to October 2004, and
                                                      General Counsel of Merrill Lynch
                                                      Investment Managers, L.P. since prior
                                                      to 2000 until March 2003.

Alison Martier            Vice President              Senior Vice President of ACMC**, with
1/29/57                                               which she has been associated since
                                                      prior to 2000.

Jeffrey S. Phlegar        Vice President              Executive Vice President of ACMC**,
6/28/66                                               with which he has been associated
                                                      since prior to 2000.

Greg Wilensky             Vice President              Vice President of ACMC**, with which
4/27/67                                               he has been associated since prior to
                                                      2000, and Director of Stable Value
                                                      Investments.

Emilie D. Wrapp           Secretary                   Senior Vice President, Assistant
11/13/55                                              General Counsel and Assistant
                                                      Secretary of AllianceBernstein
                                                      Investment Research and Manage-
                                                      ment, Inc. ("ABIRM)**, with which she
                                                      has been associated since prior to
                                                      2000.

Mark D. Gersten           Treasurer and               Senior Vice President of Alliance Global
10/4/50                   Chief Financial Officer     Investor Services, Inc. ("AGIS")** and
                                                      Vice President of ABIRM**, with which
                                                      he has been associated since prior to
                                                      2000.

Vincent S. Noto           Controller                  Vice President of AGIS, with which
12/4/64                                               he has been associated since prior to
                                                      2000.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.
      The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 51

Information Regarding the Review and Approval of the Fund's Investment Advisory Contract

In this disclosure, the term "Fund" refers to AllianceBernstein Bond Fund, Inc., and the term "Portfolio" refers to Quality Bond Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Investment Advisory Contract (the "Advisory Agreement") between the Fund and the Adviser in respect of the Portfolio at a meeting held on June+15, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement in respect of the Portfolio (as contemplated by the Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

      1 information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;


--------------------------------------------------------------------------------
52 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

      2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

      3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

      4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

      5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

      6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

      7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio;

      8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

      9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

      10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Portfolio;

      11 |information about fees charged by the Adviser to other clients with similar objectives;

      12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

      13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

      14.   the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 53
experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Portfolio.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the stated fee rates in the Portfolio's Advisory Agreement. The directors noted that the Adviser had waived reimbursement payments in recent periods from the Portfolio in light of the expense caps currently in effect for the Portfolio.


--------------------------------------------------------------------------------
54 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2003 and 2004. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type. The directors also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be implemented later in the year, and that it would differ in various respects from the methodology used previously.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 55

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Portfolio does not normally engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolio.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from the Portfolio in respect of classes of shares of the Portfolio that are subject to the Fund's 12b-1 plan; retains a portion of the 12b-1 fees from the Portfolio; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection and that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors also believe that the Adviser derives reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser showing performance for Class A shares of the Fund as compared to other funds in the Lipper Intermediate Investment Grade Debt Funds Average for periods ending March 31, 2005 over the year to date ("YTD"), 1-, 3- and 5-year and since inception periods (inception July 1999) and for calendar years 2000 to 2004 and as compared to the Lehman Brothers U.S. Aggregate Index. The directors also reviewed information from a report prepared by Lipper showing performance for Class A shares of the Fund as compared to a group of 12 to 10 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 80 to 47 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended March 31, 2005 over the 1-, 3- and 5-year periods. The directors noted that the Lipper category data showed the Fund's performance for the periods ending March 31, 2005 was slightly above the Lipper median in the YTD period, significantly below the Lipper median in the 3-year period, and materially below the Lipper median in the 1- and 5-year and since inception periods, and that the Fund's calendar year performance was somewhat below the Lipper median in 2001, materially below the Lipper median in 2004, significantly below the Lipper medians


--------------------------------------------------------------------------------
56 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO in 2002 and 2003, and significantly above the Lipper median in 2000. The directors further noted that in the Performance Group and Performance Universe comparisons, the Portfolio was in the fourth or fifth quintile for all periods reviewed except that in the 5-year period Performance Group comparison, the Portfolio was in the third quintile. Based on their review and discussion of the reasons for the Portfolio's underperformance in many periods with the Adviser, and steps that had been taken by the Adviser in an effort to address such underperformance, the directors retained confidence in the Adviser's ability to continue to advise the Fund and concluded that the Fund's investment performance was understandable. The directors informed the Adviser that they planned to closely monitor the Portfolio's performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Portfolio. For this purpose, they reviewed information in the Adviser's Form+ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products that have a substantially similar investment style as the Portfolio. They also received an oral presentation from the Adviser that supplemented such information. The Adviser manages accounts for institutional clients with a comparable investment style to the Portfolio. The directors noted that the institutional fee schedule for these accounts had much lower breakpoints than the fee schedule in the Advisory Agreement of the Portfolio. The directors also noted that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be materially lower than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and discussed with the Adviser the level of such negotiated fees for strategies similar to those of the Portfolio.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 57

Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund's at approximate current size contractual effective fee rate of 45+basis points was significantly lower than the median for the Expense Group. The directors noted that in the Portfolio's latest fiscal year the administrative expense reimbursement by the Fund pursuant to the Advisory Agreement of two basis points had been waived by the Adviser. The directors further noted that the Fund's total expense ratio, which benefits from a cap implemented by the Adviser, was somewhat lower than the median for the Expense Group, and slightly higher than the median for the Expense Universe. The directors concluded that the Fund's expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed


--------------------------------------------------------------------------------
58 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 59

Alliancebernstein Family of Funds
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

-------------------------------------------
Wealth Strategies Funds
-------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy
-------------------------------------------
Blended Style Funds
-------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio
-------------------------------------------
Growth Funds
-------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*
-------------------------------------------
Value Funds
-------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund
-------------------------------------------
Taxable Bond Funds
-------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio
-------------------------------------------
Municipal Bond Funds
-------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia
-------------------------------------------
Intermediate Municipal Bond Funds
-------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York
-------------------------------------------
Closed-End Funds
-------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
60 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein Corporate Bond Portfolio, the AllianceBernstein Quality Bond Portfolio and the AllianceBernstein U.S. Government Portfolio of AllianceBernstein Bond Fund, Inc. (the "Funds"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Funds, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

      1. Management fees charged to institutional and other clients of the Adviser for like services.

      2. Management fees charged by other mutual fund companies for like services.

      3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

      4. Profit margins of the Adviser and its affiliates from providing such services.

      5.    Possible economies of scale as the Funds grow larger.

      6. Nature and quality of the Adviser's services, including the performance of the Funds.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS

The table below describes the Funds' advisory fees pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in

* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 61

January 2004 as a result of the settlement with the New York State Attorney General.

                                                   Advisory Fee Based on % of
Fund                                                Average Daily Net Assets
------------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio   Monthly fee of
                                             First $2.5 billion          1/12 of.50%
                                             Next $2.5 billion           1/12 of.45%
                                             Excess of $5 billion        1/12 of.40%

AllianceBernstein Quality Bond Portfolio     Monthly fee of
                                             First $2.5 billion          1/12 of.45%
                                             Next $2.5 billion           1/12 of.40%
                                             Excess of $5 billion        1/12 of.35%

AllianceBernstein U.S. Government Portfolio  Quarterly fee of
                                             First $2.5 billion               .1125%
                                             Next $2.5 billion                  .10%
                                             Excess over $5 billion           .0875%

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Funds as indicated below:

                                                  Latest
                                                Fiscal Year     As % of Average
Fund                                              Amount        Daily Net Assets
--------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio      $ 98,000.00          .01
AllianceBernstein Quality Bond Portfolio*                 0           .0
AllianceBernstein U.S. Government Portfolio     $ 97,728.00          .01

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Quality Bond Portfolio for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the levels set forth below for that Fund's current fiscal year. That waiver agreement is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60

* For the most recently completed fiscal year, with respect to the Quality Bond Portfolio, the Adviser waived $89,000 (or .02% Of average daily net Assets).


--------------------------------------------------------------------------------
62 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO days written notice. Pro-forma expense ratio information for each Fund is also set forth below.

                             Expense Cap pursuant
                            to Expense Limitation      Pro-Forma       Fiscal
Fund                             Undertaking        Expense Ratio**   Year End
--------------------------------------------------------------------------------
AllianceBernstein Quality
  Bond Portfolio               Advisor -- 0.68%          .79%        October 31,
                               Class A -- 0.98%         1.10%           2004
                               Class B -- 1.68%         1.83%
                               Class C -- 1.68%         1.82%
                               Class R -- 1.18%         1.30%

                                  Pro-Forma             Fiscal
Fund                           Expense Ratio**         Year End
--------------------------------------------------------------------------------
AllianceBernstein Corporate
  Bond Portfolio               Advisor -- 0.73%      September 30,
                               Class A -- 1.00%          2004
                               Class B -- 1.72%
                               Class C -- 1.71%
                               Class R -- 1.21%
AllianceBernstein
  U.S. Government Portfolio    Advisor -- 0.71%      September 30,
                               Class A -- 1.01%          2004
                               Class B -- 1.74%
                               Class C -- 1.73%
                               Class R -- 1.27%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Funds that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Funds are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Funds to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if a Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.

** This pro-forma expense ratio information shows what would have been each Fund's expense ratio in the indicated fiscal year had the current fee been in effect throughout the fiscal year.


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 63

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset class as the Quality Bond Portfolio. The Adviser represented that there is no category set forth in its Form ADV for institutional products which have a substantially similar investment style as the Corporate Bond Portfolio or the U.S. Government Portfolio.

                                        Total Net Assets
                                            03/31/05      Alliance Institutional
Fund                                         ($MIL)            Fee Schedule
----------------------------------------------------------------------------------
AllianceBernstein Quality Bond Portfolio       571        U.S. Core High-Grade
                                                               Fixed Income
                                                            40 bp on 1st $20 m
                                                           25 bp on next $80 m
                                                           20 bp on next $100 m
                                                           15 bp on the balance
                                                        Minimum account size $20 m

The Adviser also manages and sponsors retail fixed income mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. The Adviser charges the following fee for offshore mutual funds with similar investment styles as the Funds:

Asset Class                                              Fee
----------------------------------------------------------------
Fixed Income                                             .65%

The Adviser represented that it does not sub-advise any registered investment companies with similar investment styles as the Funds.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Funds with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Funds' ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset levels for the Funds.*

                                                          Lipper Group
                                                 Fee         Median        Rank
--------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio       0.500        0.488         6/9
AllianceBernstein Quality Bond Portfolio         0.450        0.616        1/12
AllianceBernstein U.S. Government Portfolio      0.450        0.544        2/10

* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.


--------------------------------------------------------------------------------
64 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Lipper also analyzed the expense ratios of each Fund in comparison to its Lipper Expense Group** and Lipper Expense Universe***. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                       Lipper     Lipper                  Lipper
                            Expense   Universe   Universe     Lipper      Group
                             Ratio     Median      Rank     Group Rank    Median
--------------------------------------------------------------------------------
AllianceBernstein
  Corporate Bond Portfolio    1.078    1.026      14/25        6/9         .984

AllianceBernstein
  Quality Bond Portfolio      0.979    0.955      39/67        2/12       1.066

AllianceBernstein
  U.S. Government Portfolio   1.046    0.985      24/38        8/10        .996

Based on this analysis, the Funds have a more favorable ranking on an advisory fee basis than they do on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Funds prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations.

See Section IV for additional discussion.

IV.  PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
     SERVICES.

With the exception of the Quality Bond Portfolio, the pre-tax profitability margin of the Adviser decreased during calendar year 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004. For the Quality Bond Portfolio, it appears that the Adviser's profit

** Lipper uses the following criteria in screening funds to be included in each Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

*** Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same advisor to be represented by more than just one fund.


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 65
margin increased in 2004, as a result of the reduction in fee waivers and expense reimbursements.

In addition to the Adviser's direct profits from managing the Funds pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Funds and may earn a profit from providing other services to the Funds. These affiliates provide transfer agency and distribution related services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Funds.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Funds' principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule 12b-1 fees, to firms that sell shares of the Funds. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Funds for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of each Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amounts in Class A front-end load sales charges from sales of each Fund's shares in the Funds' most recent fiscal year:

Fund                                                    Amount Received
------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio               $    21,917
AllianceBernstein Quality Bond Portfolio                 $     4,297
AllianceBernstein U.S. Government Portfolio              $    11,758

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for each Fund during the Funds' most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                   12b-1Fee
Fund                                              Received**      CDSC Received
--------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio        $ 6,124,397       $   54,108
AllianceBernstein Quality Bond Portfolio          $ 1,177,056       $  178,196
AllianceBernstein U.S. Government Portfolio       $ 6,317,922       $  685,181

* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.

**    12b-1 amounts are gross amounts paid to ABIRM.


--------------------------------------------------------------------------------
66 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fees from the Funds in the most recent fiscal year:

Fund                                                      AGIS Fee
-----------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio              $ 1,082,000
AllianceBernstein Quality Bond Portfolio                $ 1,083,000
AllianceBernstein U.S. Government Portfolio             $ 2,010,000

V.   POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedules for the Funds reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data which forced the researchers to infer facts about the costs from the behavior of fund expenses, there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE FUND.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively


--------------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 67
manage the Funds and provide non-investment services (described in Section II) to the Funds.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Funds relative to its Lipper universe:

                                                  Performance Year
                                      Rank in Performance Universe for Periods
Fund                                            Ended March 31, 2005
--------------------------------------------------------------------------------
                                      1            3              5         10
--------------------------------------------------------------------------------
AllianceBernstein
  Corporate Bond Portfolio          3/35         6/27           10/21      1/10

AllianceBernstein
  Quality Bond Portfolio            58/80        48/66          30/47       N/A

AllianceBernstein
  U.S. Government Portfolio         32/44        35/41          32/38      31/32

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for each of the Funds is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


--------------------------------------------------------------------------------
68 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN(R)
       Investment Research and Management

QBPAR1005


ITEM 2.   CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                    Audit-Related
                                      Audit Fees        Fees         Tax Fees
                                      ----------    -------------    --------
AllianceBernstein Quality     2004      $42,000         $4,970        $22,871
Bond Portfolio                2005      $45,000         $3,872         $9,139

(d)  Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f)  Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                                   Total Amount of
                                                                  Foregoing Column
                                                                 Pre-approved by the
                                           All Fees for            Audit Committee
                                        Non-Audit Services      (Portion Comprised of
                                         Provided to the         Audit Related Fees)
                                      Portfolio, the Adviser    (Portion Comprised of
                                      and Service Affiliates          Tax Fees)
                                      ----------------------    ---------------------
AllianceBernstein Quality     2004          $1,129,573              [ $177,841 ]
Bond Portfolio                                                      ( $154,970 )
                                                                    (  $22,871 )
                              2005            $892,007              [ $180,714 ]
                                                                    ( $171,575 )
                                                                    (   $9,139 )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.    DESCRIPTION OF EXHIBIT
     -----------    ----------------------
     12 (a) (1)     Code of Ethics that is subject to the disclosure
                    of Item 2 hereof

     12 (b) (1)     Certification of Principal Executive Officer
                    Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)     Certification of Principal Financial Officer
                    Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Bond Fund, Inc.

By:    /s/ Marc O. Mayer
       -------------------
       Marc O. Mayer
       President

Date:  December 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Marc O. Mayer
       -------------------
       Marc O. Mayer
       President

Date:  December 29, 2005

By:    /s/ Mark D. Gersten
       -------------------
       Mark D. Gersten
       Treasurer and Chief Financial Officer

Date:  December 29, 2005